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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECITON 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 9, 2001

                               VIANT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-26303                  77-0427302
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State of other jurisdiction     (Commission file number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                89 SOUTH STREET
                                BOSTON MA, 02111
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (617) 531-3700

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ITEM 8.  CHANGE IN FISCAL YEAR.

On January 30, 2001, Registrant determined that it would change its fiscal year end date. Previously, Registrant's fiscal year had been a 52-week period ending on the Friday closest to December 31. The new date for Registrant's fiscal year end, including its 2000 fiscal year, will be December 31st. Registrant's report on Form 10-K will cover the transition period.


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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIANT CORPORATION


Date: February 9, 2001                  By: /s/ M. Dwayne Nesmith
                                           ------------------------------------
                                           Name:  M. Dwayne Nesmith
                                           Title: Chief Financial Officer